                                                                   EXHIBIT 24.1

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Michaels Stores, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Mark V. Beasley, James F. Carey, Robert L. Estep, and Quentin C. Faust the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf one or more Registration Statements on Form S-8 or any other appropriate form (the "Registration Statement"), pursuant to the Securities Act of 1933, as amended, with respect to the Michaels Stores, Inc. Deferred Compensation Plan and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                   MICHAELS STORES, INC.



                                   By: /s/ R. Michael Rouleau
                                      ----------------------------------------
                                                 R. Michael Rouleau
                                        Chief Executive Officer and President

Dated: December 21, 1998

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark V. Beasley, James F. Carey, Robert L. Estep, and Quentin C. Faust the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Michaels Stores, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-8 or any other appropriate form (the "Registration Statement"), pursuant to the Securities Act of 1933, as amended, with respect to the Michaels Stores, Inc. Deferred Compensation Plan and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: December 21, 1998


/s/ Sam Wyly                               /s/ F. Jay Taylor
------------------------------             ----------------------------------
Sam Wyly                                   F. Jay Taylor


/s/ Charles J. Wyly, Jr.                   /s/ Evan A. Wyly
------------------------------             ----------------------------------
Charles J. Wyly, Jr.                       Evan A. Wyly


/s/ R. Michael Rouleau                     /s/ Michael C. French
------------------------------             ----------------------------------
R. Michael Rouleau                         Michael C. French


/s/ Bryan M. DeCordova
------------------------------             ----------------------------------
Bryan M. DeCordova                         Kelly Elliot


/s/ Richard E. Hanlon                      /s/ Donald R. Miller, Jr.
------------------------------             ----------------------------------
Richard E. Hanlon                          Donald R. Miller, Jr.